NORWEST PASSAGE-Registered Trademark-   NORWEST SELECT FUNDS

                                         ANNUAL REPORT FOR:
VARIABLE ANNUITY                       - INCOME FUND
                                       - INCOME EQUITY FUND
                                       - VALUGROWTH-SM- STOCK FUND
[LOGO]                                 - SMALL COMPANY STOCK FUND

Norwest Passage Variable
Annuity is distributed
by Fortis Investors, Inc.
                                         DECEMBER 31, 1998




Norwest Select Funds are not insured by the FDIC, Federal Reserve System, U.S. Government, or any other government agency; are not bank deposits; are not obligations of, or guaranteed or endorsed by any bank and are subject to investment risk, including the possible loss of principal. Please see inside cover for additional disclosure information.

        Norwest Select Funds is a family of open-end investment companies commonly known as mutual funds. FORUM FINANCIAL SERVICES, INC. ("FFSI"), MEMBER NASD, is the distributor of Norwest Select Funds. FFSI is not affiliated with Wells Fargo & Company, Norwest Bank Minnesota, N.A. or Norwest Investment Services, Inc. SHARES OF THE FUNDS ARE NOT INSURED OR GUARANTEED BY AND ARE NOT OBLIGATIONS OF THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE SYSTEM, THE U.S. GOVERNMENT OR ANY GOVERNMENT AGENCY. EVEN THOUGH NORWEST INVESTMENT MANAGEMENT, INC., A SUBSIDIARY OF NORWEST BANK MINNESOTA, N.A. (THE "BANK"), ACTS AS THE INVESTMENT ADVISER, AND THE BANK ACTS AS THE TRANSFER AGENT AND CUSTODIAN OF NORWEST SELECT FUNDS, AND EACH RECEIVES FEES FOR SUCH SERVICES AS DISCLOSED IN THE PROSPECTUS, SHARES OF THE FUNDS ARE NOT BANK DEPOSITS, AND ARE NOT OBLIGATIONS OF, GUARANTEED OR ENDORSED BY THE BANK, ANY OTHER BANK, OR ANY OF THE BANK'S AFFILIATES, INCLUDING WELLS FARGO & COMPANY AND NORWEST INVESTMENT SERVICES, INC., NOR ARE THEY GUARANTEED BY, NOR DO THEY CONSTITUTE OBLIGATIONS OF, FFSI.

        INVESTMENT IN SHARES OF MUTUAL FUNDS IS SUBJECT TO RISK, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL, WHICH MAY CAUSE THE VALUE OF THE INVESTMENT AND THE INVESTMENT RETURN TO FLUCTUATE. WHEN THE INVESTMENT IS SOLD, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED.

        Mutual funds are sold only by prospectus. Shares of the Norwest Select Funds are currently sold only to separate accounts ("Separate Accounts") of certain insurance companies (the "Insurance Companies"), as each Fund of the Trust serves as an investment medium for variable life insurance policies and variable annuity contracts (collectively, the "Contracts") issued by the Insurance Companies.

 TABLE OF CONTENTS                                             DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                                            PAGE
                                                                            ----
A MESSAGE TO OUR CONTRACT HOLDERS.........................................    1

1998 PERFORMANCE REVIEW
       Income Fund........................................................    2
       Income Equity Fund.................................................    3
       ValuGrowth Stock Fund..............................................    4
       Small Company Stock Fund...........................................    5

INDEPENDENT AUDITORS' REPORT..............................................    6

FINANCIAL STATEMENTS
       Statements of Assets and Liabilities...............................    7
       Statements of Operations...........................................    8
       Statements of Changes in Net Assets................................    9
       Financial Highlights...............................................   10
       Notes to Financial Statements......................................   12
       Schedules of Investments
              Income Fund.................................................   15
              Income Equity Fund..........................................   16
              ValuGrowth Stock Fund.......................................   17
              Small Company Stock Fund....................................   18
              Notes to Schedules of Investments...........................   19

 MESSAGE TO CONTRACT HOLDERS

--------------------------------------------------------------------------------

                                                    February 24, 1999

           Dear Norwest Passage Contract Holders:

               We are pleased to provide you with the Norwest Select Funds Annual Report. It covers the four Norwest Select variable subaccounts available through your Norwest
           Passage Variable Annuity.

               Investors experienced unprecedented market volatility this year. After climbing 20% during the first half of the year, the stock market dropped nearly 20% between mid July and September, only to reach record highs by late November, ending the year with recoveries that in some cases exceed the magnitude of the autumn declines. At the same time, government bonds, especially the 30-year Treasury bond, rallied due to an influx of cash from investors seeking shelter from volatility.

               While Asia's economic problems continued to shake the world's financial markets, the U.S. economy withstood the storm for three reasons. First, the fundamentals underlying our economy remain solid: low unemployment, low inflation and sustained growth. Second, both consumers and businesses benefited from falling commodity prices. Third, the Federal Reserve cut interest rates three times over a two-month period, which restored confidence in financial markets. Consumers capitalized on their good fortune with a spending spree that has kept corporate profits healthy.

               Looking forward, we urge investors to manage their performance expectations for 1999. Consumer spending will ultimately slow, as will economic growth. Indeed, we've already witnessed a slowdown in the manufacturing sector due to weakening foreign demand for U.S. goods. Plus, we may not have experienced the worst of Asia's problems.

               In closing, you are undoubtedly aware that Norwest Corporation has merged with Wells Fargo & Company. We are confident the new organization will continue to serve your investment needs; you can expect the same level of quality service you have to come to expect from Norwest, plus several new and enhanced products and services designed to give you even more choices.

               Thank you for choosing Norwest Passage Variable
           Annuity. We look forward to working with you in the future.

                                           Sincerely,

                                           /s/ John Y. Keffer

                                           John Y. Keffer,
                                         CHAIRMAN, NORWEST SELECT
                                         FUNDS

 1998 PERFORMANCE REVIEW

--------------------------------------------------------------------------------
 INCOME FUND

The Norwest Select Income Fund provided its shareholders a total return that outpaced most of its competitors for the year ended December 31, 1998. The Fund's total return exceeded its benchmark, the Lipper Corporate A Average, by 165 basis points, returning 9.12% vs. 7.47% for the peer group.

Three main reasons account for the out-performance during 1998. The first reason was longer maturity. For most of the year, we kept our average maturity longer than our competition, as we had for the previous two years. This strategy proved to be successful as interest rates declined in response to a weak stock market and continued problems in Asia and Russia. We began to shorten our maturities in October, as we became concerned that interest rates would move back up after moving down so quickly.

Second, underweighting both corporate bonds and mortgage-backed securities provided out-performance as it has in the previous two years. These "spread sectors" underperformed during 1998. In October, however, we began to add more corporate bonds as yield spreads over equivalent Treasuries widened considerably. Also, we felt that the bulk of the interest rate move was now behind us and we needed to look toward additional "spread product," such as corporate bonds, to provide incremental yield.

Third, we have continued our strategy of purchasing high quality corporate bonds.

As we enter 1999, we continue to be bullish on the bond market but plan to continue adding more corporate and mortgage-backed securities in anticipation of a more stable period for interest rates.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
  INCOME FUND VS. LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX
                                ("LEHMAN INDEX")
--------------------------------------------------------------------------------
This chart reflects a comparison of the change in value of a $10,000 investment in the Income Fund compared to the performance of the Lehman Index from the period of the inception date of the Fund through December 31, 1998. It is important to keep in mind that the Lehman Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                      AVERAGE ANNUAL TOTAL RETURN
                        AS OF DECEMBER 31, 1998
                      ----------------------------
                                            LEHMAN
                               FUND          INDEX
                      -------------  -------------
ONE YEAR                      9.12%          8.42%
SINCE INCEPTION               7.94%          7.83%

INCEPTION DATE               6/1/94        5/31/94

VALUE DECEMBER 31,
 1998                       $14,197        $14,131

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND      LEHMAN INDEX
05/31/94   $10,000.00      $10,000.00
06/30/94    $9,880.00      $10,001.00
07/31/94   $10,010.00      $10,145.01
08/31/94   $10,030.00      $10,176.46
09/30/94    $9,930.00      $10,082.84
10/31/94    $9,910.00      $10,081.93
11/30/94    $9,890.00      $10,036.56
12/31/94    $9,950.00      $10,071.69
01/31/95   $10,090.00      $10,241.90
02/28/95   $10,280.00      $10,453.91
03/31/95   $10,350.00      $10,513.50
04/30/95   $10,460.00      $10,642.81
05/31/95   $10,880.00      $10,964.23
06/30/95   $10,970.00      $11,037.69
07/31/95   $10,930.00      $11,038.79
08/31/95   $11,040.00      $11,139.24
09/30/95   $11,148.68      $11,219.45
10/31/95   $11,300.98      $11,343.98
11/30/95   $11,483.74      $11,492.59
12/31/95   $11,649.70      $11,613.26
01/31/96   $11,681.53      $11,713.14
02/29/96   $11,479.95      $11,576.09
03/31/96   $11,395.07      $11,517.05
04/30/96   $11,310.19      $11,476.74
05/31/96   $11,288.97      $11,467.56
06/30/96   $11,416.29      $11,589.12
07/31/96   $11,426.90      $11,623.89
08/31/96   $11,426.90      $11,633.19
09/30/96   $11,613.92      $11,794.89
10/31/96   $11,858.09      $12,003.66
11/30/96   $12,070.41      $12,162.10
12/31/96   $11,926.33      $12,084.27
01/31/97   $11,948.58      $12,131.40
02/28/97   $11,970.83      $12,154.45
03/31/97   $11,837.33      $12,070.58
04/30/97   $11,993.08      $12,211.81
05/31/97   $12,093.21      $12,313.16
06/30/97   $12,226.71      $12,425.21
07/31/97   $12,593.85      $12,677.44
08/31/97   $12,426.97      $12,614.06
09/30/97   $12,627.22      $12,760.38
10/31/97   $12,838.60      $12,902.02
11/30/97   $12,883.10      $12,930.41
12/31/97   $13,009.60      $13,033.85
01/31/98   $13,186.04      $13,204.59
02/28/98   $13,138.99      $13,194.03
03/31/98   $13,186.04      $13,236.25
04/30/98   $13,244.85      $13,302.43
05/31/98   $13,409.53      $13,399.54
06/30/98   $13,527.16      $13,485.30
07/31/98   $13,538.92      $13,532.49
08/31/98   $13,785.94      $13,744.95
09/30/98   $14,279.97      $14,089.95
10/31/98   $14,115.30      $14,075.86
11/30/98   $14,150.58      $14,074.45
12/31/98   $14,196.60      $14,130.75

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

 1998 PERFORMANCE REVIEW

--------------------------------------------------------------------------------
 INCOME EQUITY FUND

For the twelve months ended December 31, 1998 the Fund outperformed its benchmark, the Lipper Equity Income Average, returning 18.42% vs. 10.89%. The Fund's sectors took turns during the year in providing solid returns.

The strategy utilized in managing the Income Equity Fund remained consistent with the Fund's overall objectives. The Fund's style is to focus on quality, large capitalization companies with an above average dividend yield and better future growth prospects than the market in general, while selling at a better valuation.

The results of this disciplined process were very competitive returns with less volatility (risk) than the market benchmarks. We have also increased the dividend yield relative to the S&P 500 Index to a 50% premium at 2.0% versus 1.3% for the S&P.

Three sectors had the most significant positive impact on the Fund's performance in 1998: namely Technology, Consumer Staples, and Capital Goods. The Technology sector was paced by AMP and Lucent Technologies, which nearly tripled in price during the year. Lucent continues to aggressively compete in the ever-changing telecommunications industry via product development and acquisitions. The healthcare stocks (Consumer Staples sector), especially the drug companies, have been in favor because they have historically produced consistent revenue and earnings gains, even in economic slowdowns, which many economists expect to continue in 1999. The Capital Goods sector was led by Waste Management, United Technologies and General Electric.

The economic downturn internationally impacted several sectors, including Consumer Cyclicals (retailers in particular), Financials, Basic Materials, and Energy. Retailers have had little or no pricing power due to low cost imports. Financial companies, especially those doing business internationally, have been adversely impacted by the economic uncertainties worldwide. The Basic Materials sector (chemical companies in particular) has also been impacted by the economic downturn as well as low commodity prices. Energy stocks continue to be under pressure as oil prices remain at the lowest levels in the last twenty years.

The strategy going forward will be to take advantage of the decline in those sectors that have been impacted by short-term cyclical pressures including currency risk, price competition, excess inventories, etc. We will concentrate on those companies with management teams that have shown strong leadership in dealing with short-term problems. Growth of earnings and dividends, as well as overall higher dividend yield at a reasonable price, continue to be the focus.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
        INCOME EQUITY FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX")
--------------------------------------------------------------------------------
This chart reflects a comparison of the change in value of a $10,000 investment in the Income Equity Fund compared to the performance of the S&P Index from the period of the inception date of the Fund through December 31, 1998. It is important to keep in mind that the S&P Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                      AVERAGE ANNUAL TOTAL RETURN
                        AS OF DECEMBER 31, 1998
                      ----------------------------
                                               S&P
                               FUND          INDEX
                      -------------  -------------
ONE YEAR                     18.42%         28.58%
SINCE INCEPTION              20.71%         28.94%

INCEPTION DATE               5/6/96        4/30/96

VALUE DECEMBER 31,
 1998                       $16,523        $19,717

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND       S&P INDEX
04/30/96    $10,000.00   $10,000.00
05/31/96    $10,000.00   $10,257.49
06/30/96    $10,110.00   $10,296.58
07/31/96     $9,710.00    $9,841.88
08/31/96     $9,830.00   $10,049.78
09/30/96    $10,250.00   $10,614.92
10/31/96    $10,490.00   $10,907.59
11/30/96    $11,170.00   $11,731.34
12/31/96    $10,995.35   $11,498.94
01/31/97    $11,539.57   $12,216.94
02/28/97    $11,690.75   $12,312.84
03/31/97    $11,348.09   $11,807.89
04/30/97    $11,680.67   $12,512.19
05/31/97    $12,214.81   $13,273.47
06/30/97    $12,718.73   $13,867.82
07/31/97    $13,535.06   $14,970.94
08/31/97    $12,910.21   $14,132.86
09/30/97    $13,524.98   $14,906.41
10/31/97    $13,131.93   $14,409.13
11/30/97    $13,716.47   $15,075.60
12/31/97    $13,953.36   $15,334.31
01/31/98    $13,994.15   $15,503.74
02/28/98    $14,901.94   $16,621.30
03/31/98    $15,646.53   $17,471.77
04/30/98    $15,799.52   $17,647.49
05/31/98    $15,585.33   $17,344.48
06/30/98    $15,830.12   $18,048.46
07/31/98    $15,381.33   $17,856.78
08/31/98    $13,545.36   $15,278.26
09/30/98    $14,289.95   $16,257.10
10/31/98    $15,289.53   $17,578.30
11/30/98    $15,993.32   $18,643.24
12/31/98    $16,523.33   $19,716.87

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

 1998 PERFORMANCE REVIEW

--------------------------------------------------------------------------------
 VALUGROWTH STOCK FUND

For the twelve months ended December 31, 1998, the total return of the Norwest Select ValuGrowth Fund was 16.18%. The Fund underperformed its peer group, the Lipper Growth Fund Average, by 6.68%. The Fund suffered from its investment in smaller capitalization stocks early in 1998. Small cap stocks on average posted losses for the year, even though the smaller caps selected for investment in the Fund performed in line with small cap indices. These investments were financed through the sale of large cap stocks, some of which went on to outperform, so the Fund suffered both on the buy side and, in terms of lost opportunity, on the sell side.

Charles J. Meyer, CFA, became the Fund's manager in December 1998. Mr. Meyer joined Norwest Investment Management, Inc., as an institutional portfolio manager in March 1998. Prior to Norwest he managed the Montana Board of Investments' $2 billion stock fund. Prior to that he was portfolio manager for Columbia Partners, Inc., and pension investments manager for The Standard Oil Company, both in Cleveland, Ohio.

The Fund has begun a shift away from smaller cap issues and toward a greater emphasis on firms that have sufficient product strength to be recognized as dominant forces in their industries. Product strength arises from strong brands, technological leadership, and focused, entrepreneurial management. Holdings in the Fund that best exemplify these characteristics are EMC Corp, Cisco Systems, and Merck.

EMC is the world's leading supplier of computer storage products for large companies. EMC's products consolidate business information and provide management tools that make information from across the enterprise accessible to all users regardless of their computing environment. EMC is a fast growing, successful company. Its third quarter 1998 revenues were up 82% over the same quarter two years ago, and it has handily beat consensus earnings forecasts for six quarters in a row. The Fund's cost in EMC is $19.47 per share, and at the end of 1998 the stock was at $85.

Cisco Systems is the global leader in providing equipment and software for computer networks, including the Internet. Cisco's routers and switches guide information and communication across all the world's various computer systems. Its latest quarterly revenues were up 80% over the same quarter in 1996, and it also has beat earnings forecasts for six quarters. The Fund's cost in Cisco is $32, and it ended 1998 at $92.

Merck is a research-driven pharmaceutical company with leading positions in the development of treatments for cardiovascular disease, osteoporosis, and asthma. Its latest quarter revenues were 37% ahead of the 1996 quarter, and it has met or beat estimates for six quarters. From our cost of $87, it's at $147.

EMC and Cisco will continue to benefit as information solutions, data management, and the Internet grow in importance into the foreseeable future. Merck will continue to benefit from an aging population and greater needs for wellness management. When they are at good valuations, EMC, Cisco, and Merck are the kinds of companies that are targeted for investment in the Fund going forward.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------
      VALUGROWTH STOCK FUND VS. STANDARD & POOR'S 500 INDEX ("S&P INDEX")
--------------------------------------------------------------------------------
This chart reflects a comparison of the change in value of a $10,000 investment in the ValuGrowth Stock Fund compared to the performance of the S&P Index from the period of the inception date of the Fund through December 31, 1998. It is important to keep in mind that the S&P Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                      AVERAGE ANNUAL TOTAL RETURN
                        AS OF DECEMBER 31, 1998
                      ----------------------------
                                               S&P
                               FUND          INDEX
                      -------------  -------------
ONE YEAR                     16.18%         28.58%
SINCE INCEPTION              17.57%         26.73%

INCEPTION DATE               6/1/94        5/31/94

VALUE DECEMBER 31,
 1998                       $21,019        $29,659

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND       S&P INDEX
05/31/94    $10,000.00   $10,000.00
06/30/94     $9,550.00    $9,755.10
07/31/94     $9,900.00   $10,075.19
08/31/94    $10,340.00   $10,487.55
09/30/94    $10,070.00   $10,231.55
10/31/94    $10,210.00   $10,460.66
11/30/94     $9,780.00   $10,080.20
12/31/94     $9,810.00   $10,229.42
01/31/95     $9,950.00   $10,494.48
02/28/95    $10,300.00   $10,903.08
03/31/95    $10,520.00   $11,224.29
04/30/95    $10,710.00   $11,554.59
05/31/95    $10,910.00   $12,015.49
06/30/95    $11,210.00   $12,294.37
07/31/95    $11,510.00   $12,701.85
08/31/95    $11,500.00   $12,733.66
09/30/95    $11,741.91   $13,270.75
10/31/95    $11,521.12   $13,223.36
11/30/95    $12,233.66   $13,803.27
12/31/95    $12,179.57   $14,069.15
01/31/96    $12,311.08   $14,547.43
02/29/96    $12,675.25   $14,682.68
03/31/96    $12,867.45   $14,824.07
04/30/96    $13,069.77   $15,042.40
05/31/96    $13,312.55   $15,429.73
06/30/96    $13,231.63   $15,488.53
07/31/96    $12,675.25   $14,804.56
08/31/96    $13,100.12   $15,117.29
09/30/96    $13,919.51   $15,967.40
10/31/96    $13,949.86   $16,407.63
11/30/96    $14,860.29   $17,646.75
12/31/96    $14,641.12   $17,297.17
01/31/97    $15,497.57   $18,377.21
02/28/97    $15,466.98   $18,521.47
03/31/97    $14,794.06   $17,761.90
04/30/97    $15,538.35   $18,821.35
05/31/97    $16,374.40   $19,966.49
06/30/97    $16,935.17   $20,860.53
07/31/97    $18,413.56   $22,519.88
08/31/97    $17,465.35   $21,259.22
09/30/97    $18,209.64   $22,422.82
10/31/97    $17,414.37   $21,674.80
11/30/97    $17,903.77   $22,677.32
12/31/97    $18,090.97   $23,066.49
01/31/98    $18,332.05   $23,321.35
02/28/98    $19,663.19   $25,002.42
03/31/98    $20,281.60   $26,281.75
04/30/98    $20,596.04   $26,546.06
05/31/98    $20,009.08   $26,090.27
06/30/98    $20,533.15   $27,149.22
07/31/98    $19,610.78   $26,860.89
08/31/98    $16,602.61   $22,982.18
09/30/98    $17,650.75   $24,454.58
10/31/98    $18,803.71   $26,441.98
11/30/98    $20,009.08   $28,043.91
12/31/98    $21,018.95   $29,658.91

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

 1998 PERFORMANCE REVIEW

--------------------------------------------------------------------------------
 SMALL COMPANY STOCK FUND

1998 was a disappointing year for the Norwest Select Small Company Stock Fund. The Fund underperformed its benchmark, the Lipper Small Cap Average, with a return of (14.47%) vs. (0.31%). The Russell 2000 Index returned (2.24%) for the same period. Large cap and growth stocks dominated small cap stocks. In particular, the year was dominated by large cap technology stocks. Small cap stocks were hit especially hard during the correction that occurred during May through October. Although a rebound during the fourth quarter recovered some of the damage, it too, was centered in technology and growth issues, and it was not enough to overcome a discouraging year.

We attribute most of the index-related underperformance to the smaller size of the average company in the Fund, compared to the index. During this correction, it was a widely accepted concept that the smaller the company's size, the worse the performance.

Leading up to the correction (which for small caps began in late April), the Fund was strategically trying to get bigger, more liquid and cheaper (i.e., lower relative valuations). From year-end 1997 to June 30, 1998, the Fund had increased its average weighted market cap from $400 million to $594 million and its relative P/E valuation from a 10% discount to a 17% discount. At the same time, the Fund was becoming much more closely weighted, in a sector sense, to the market. The purpose of these moves was to reduce volatility (therefore risk) and seek to produce a more consistent pattern of outperformance. These moves toward a more conservative fund posture with respect to liquidity and valuation should have produced a better experience in a correction than they actually did. It is our belief that investors panicked out of small caps.

By the end of November, the Fund's average market cap was above $800 million and its relative P/E discount to the market was 24%. As stocks recovered from early October lows, small caps participated, but again slightly lagged large caps. The past twelve months as a whole produced a startling gap in performance between market cap and styles. The Fund is now conservatively positioned for the small cap market in 1999.

We worked hard to improve the Fund's performance, and the year had many good points. Some of these include the fact that we reduced the volatility and the turnover of stocks held in the Fund, we invested in more "liquid" small cap value stocks, we became more tax efficient for our taxable clients, and we made even better allocations in the various small cap sectors.

Several harsh realities as the year unfolds include the approaching new millennium, and uncertainty in the global markets and economies. Our investment philosophy won't change, but we will temper it with caution as we approach the new year.

THE OPINIONS EXPRESSED REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH DECEMBER 31, 1998. THE MANAGER'S OPINIONS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. THE COMPOSITION, INDUSTRIES AND HOLDINGS OF THE PORTFOLIO ARE SUBJECT TO CHANGE.

--------------------------------------------------------------------------------

       SMALL COMPANY STOCK FUND VS. RUSSELL 2000 INDEX ("RUSSELL INDEX")

--------------------------------------------------------------------------------
This chart reflects a comparison of the change in value of a $10,000 investment in the Small Company Stock Fund compared to the performance of the Russell Index from the period of the inception date of the Fund through December 31, 1998. It is important to keep in mind that the Russell Index excludes the effect of any fees. Total return for the Fund includes reinvestment of dividends and distributions. It does not reflect charges for the variable annuity and variable life contracts or certificates thereunder whose proceeds are invested in the Fund. PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS.

                      AVERAGE ANNUAL TOTAL RETURN
                        AS OF DECEMBER 31, 1998
                      ----------------------------
                                           RUSSELL
                               FUND          INDEX
                      -------------  -------------
ONE YEAR                   (14.47%)        (2.24%)
SINCE INCEPTION              10.26%         14.96%

INCEPTION DATE               5/1/95        4/30/95

VALUE DECEMBER 31,
 1998                       $14,312        $16,690

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              FUND     RUSSELL INDEX
04/30/95   $10,000.00     $10,000.00
05/31/95   $10,040.00     $10,163.98
06/30/95   $10,670.00     $10,681.46
07/31/95   $11,740.00     $11,295.91
08/31/95   $11,970.00     $11,522.09
09/30/95   $11,920.00     $11,728.47
10/31/95   $11,280.00     $11,205.03
11/30/95   $11,590.00     $11,687.76
12/31/95   $11,594.84     $11,986.19
01/31/96   $11,636.22     $11,972.49
02/29/96   $11,956.86     $12,350.88
03/31/96   $12,484.37     $12,595.85
04/30/96   $13,891.06     $13,272.67
05/31/96   $14,418.57     $13,805.68
06/30/96   $13,404.92     $13,242.82
07/31/96   $12,112.01     $12,087.12
08/31/96   $13,177.37     $12,789.02
09/30/96   $13,818.65     $13,288.34
10/31/96   $14,087.58     $13,081.57
11/30/96   $14,749.55     $13,618.24
12/31/96   $15,243.36     $13,968.08
01/31/97   $15,570.81     $14,244.52
02/28/97   $14,690.08     $13,899.66
03/31/97   $13,481.90     $13,247.91
04/30/97   $13,086.70     $13,280.55
05/31/97   $15,728.89     $14,761.60
06/30/97   $16,011.17     $15,388.80
07/31/97   $17,038.69     $16,106.81
08/31/97   $17,467.76     $16,470.28
09/30/97   $18,777.56     $17,672.64
10/31/97   $17,569.38     $16,887.10
11/30/97   $16,824.15     $16,772.13
12/31/97   $16,734.71     $17,073.19
01/31/98   $16,341.26     $16,813.16
02/28/98   $17,888.83     $18,073.86
03/31/98   $18,387.20     $18,833.33
04/30/98   $18,426.54     $18,936.78
05/31/98   $17,088.81     $17,920.82
06/30/98   $17,233.08     $17,972.11
07/31/98   $15,396.98     $16,504.51
08/31/98   $11,816.59     $13,304.28
09/30/98   $12,419.88     $14,333.69
10/31/98   $12,944.48     $14,921.69
11/30/98   $13,705.15     $15,709.54
12/31/98   $14,312.47     $16,690.30

TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES AND EXPENSES NOT BEEN VOLUNTARILY WAIVED AND/OR REIMBURSED.

THE FUND IS PROFESSIONALLY MANAGED WHILE THE INDEX IS UNMANAGED AND IS NOT AVAILABLE FOR INVESTMENT.

 INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------

           The Board of Trustees and Shareholders of
           Norwest Select Funds:

               We have audited the accompanying statements of assets and liabilities of Income Fund (formerly, Intermediate Bond Fund), Income Equity Fund, ValuGrowth Stock Fund, and Small Company Stock Fund, portfolios of Norwest Select Funds, (collectively, the "Funds"), including the schedules of investments as of December 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and financial highlights for each of the years in the four-year period ended December 31, 1998 and the period from June 1, 1994 to December 31, 1994 for Income Fund and ValuGrowth Stock Fund, the financial highlights for each of the years in the two-year period ended December 31, 1998 and the period from May 6, 1996 to December 31, 1996 for Income Equity Fund and the financial highlights for each of the years in the three-year period ended December 31, 1998 and the period from May 1, 1995 to December 31, 1995 for Small Company Stock Fund. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

               We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

               In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Income Fund, Income Equity Fund, ValuGrowth Stock Fund, and Small Company Stock Fund as of December 31, 1998, the results of their operations, changes in their net assets and financial highlights for each of the years or periods referred to above in conformity with generally accepted accounting principles.

                                                   [SIGNATURE]

           Boston, Massachusetts
           February 5, 1999

 STATEMENTS OF ASSETS AND LIABILITIES                          DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                                                           SMALL
                                                              INCOME      VALUGROWTH      COMPANY
                                                 INCOME       EQUITY        STOCK          STOCK
                                                  FUND         FUND          FUND          FUND
                                               -----------  -----------  ------------   -----------
ASSETS
  Investments (Note 2)
    Investments at cost......................  $21,425,358  $69,362,790  $27,233,835    $11,555,032
    Repurchase agreements at cost............            -    3,032,865            -              -
    Net unrealized appreciation..............      411,527   14,010,486    8,638,079      1,474,049
                                               -----------  -----------  ------------   -----------
  Total investments at value.................   21,836,885   86,406,141   35,871,914     13,029,081

  Receivable for interest, dividends and
    other receivables........................      329,981      155,633       57,072         17,655
  Receivable for Fund shares issued..........       47,285      289,250            -        218,037
  Receivable for investments sold............            -            -            -        109,372
  Organization costs, net of amortization
    (Note 2).................................        4,128            -        4,128              -
                                               -----------  -----------  ------------   -----------
TOTAL ASSETS.................................   22,218,279   86,851,024   35,933,114     13,374,145
                                               -----------  -----------  ------------   -----------

LIABILITIES
  Payable for investments purchased..........            -      711,037            -         64,939
  Payable for Fund shares redeemed...........            -            -       84,310              -
  Payable to investment adviser..............        5,243       55,100       20,030          4,033
  Accrued expenses and other liabilities.....       14,165       16,156       12,778         10,394
                                               -----------  -----------  ------------   -----------
TOTAL LIABILITIES............................       19,408      782,293      117,118         79,366
                                               -----------  -----------  ------------   -----------
NET ASSETS...................................  $22,198,871  $86,068,731  $35,815,996    $13,294,779
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------

COMPONENTS OF NET ASSETS
  Paid-in capital............................  $21,787,593  $72,058,303  $27,322,047    $15,196,024
  Undistributed net investment income........        4,800            -            -              -
  Net unrealized appreciation on
    investments..............................      411,527   14,010,486    8,638,079      1,474,049
  Accumulated net realized loss from
    investments sold.........................       (5,049)         (58)    (144,130)    (3,375,294)
                                               -----------  -----------  ------------   -----------
NET ASSETS...................................  $22,198,871  $86,068,731  $35,815,996    $13,294,779
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------
SHARES OF BENEFICIAL INTEREST, NO PAR
  VALUE......................................    1,935,702    5,378,769    1,798,215      1,221,621
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------
NET ASSET VALUE PER SHARE (Net Assets divided
  by Shares of Beneficial Interest)..........  $     11.47  $     16.00  $     19.92    $     10.88
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------

See Notes to Financial Statements

 STATEMENTS OF OPERATIONS                   FOR THE YEAR ENDED DECEMBER 31, 1998

--------------------------------------------------------------------------------

                                                                                         SMALL
                                                             INCOME     VALUGROWTH      COMPANY
                                                 INCOME      EQUITY        STOCK         STOCK
                                                  FUND        FUND         FUND          FUND
                                               ----------  -----------  -----------   -----------
INVESTMENT INCOME
  Interest income............................  $  962,171  $   137,537  $  117,038    $    68,673
  Dividend income............................           -    1,299,378     355,442         72,559
                                               ----------  -----------  -----------   -----------
TOTAL INVESTMENT INCOME......................     962,171    1,436,915     472,480        141,232
                                               ----------  -----------  -----------   -----------
EXPENSES
  Investment advisory (Note 3)...............      89,772      507,440     234,312        101,914
  Management and administration (Note 3).....      14,962       63,430      29,290         12,740
  Transfer agency (Note 3)...................      11,970       50,744      23,431         10,191
  Custody (Note 3)...........................       2,992       12,686       5,858          2,548
  Accounting (Note 3)........................      44,000       38,000      39,000         44,000
  Legal......................................       1,114        2,702       1,311            631
  Audit......................................      16,750       14,875      13,850         14,950
  Trustees...................................         165          718         341            156
  Amortization of organization costs (Note
    2).......................................       9,907            -       9,907              -
  Miscellaneous..............................       7,284       10,121       7,489          5,810
                                               ----------  -----------  -----------   -----------
TOTAL EXPENSES...............................     198,916      700,716     364,789        192,940
  Expenses reimbursed and fees waived (Note
    5).......................................    (109,153)    (193,842)   (130,696)       (91,022)
                                               ----------  -----------  -----------   -----------
NET EXPENSES.................................      89,763      506,874     234,093        101,918
                                               ----------  -----------  -----------   -----------
NET INVESTMENT INCOME........................     872,408      930,041     238,387         39,314
                                               ----------  -----------  -----------   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
  Net realized gain (loss) on investments
    sold.....................................     227,141      124,787     (89,369)    (3,079,073)
  Net change in unrealized appreciation on
    investments..............................     208,640    9,270,806   4,222,047      1,006,437
                                               ----------  -----------  -----------   -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS.................................     435,781    9,395,593   4,132,678     (2,072,636)
                                               ----------  -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS..................................  $1,308,189  $10,325,634  $4,371,065    $(2,033,322)
                                               ----------  -----------  -----------   -----------
                                               ----------  -----------  -----------   -----------

See Notes to Financial Statements

 STATEMENTS OF CHANGES IN NET ASSETS   FOR THE YEARS ENDED DECEMBER 31, 1997 AND
1998

--------------------------------------------------------------------------------

                                                                                           SMALL
                                                              INCOME      VALUGROWTH      COMPANY
                                                 INCOME       EQUITY        STOCK          STOCK
                                                  FUND         FUND          FUND          FUND
                                               -----------  -----------  ------------   -----------

NET ASSETS -- DECEMBER 31, 1996..............  $ 5,958,788  $ 9,415,236  $10,583,385    $ 6,090,667
                                               -----------  -----------  ------------   -----------
OPERATIONS
  Net investment income......................      444,351      399,846      138,270          6,153
  Net realized gain on investments sold......       54,845       60,742      368,121        917,143
  Net change in unrealized appreciation
  (depreciation) on investments..............      184,401    4,240,072    2,481,842       (237,269)
                                               -----------  -----------  ------------   -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS.................................      683,597    4,700,660    2,988,233        686,027
                                               -----------  -----------  ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income......................     (442,578)    (402,934)    (138,437)        (6,441)
  Net realized gain on investments...........      (55,635)     (60,744)    (388,987)    (1,219,084)
  Return of capital..........................            -            -      (50,858)      (291,400)
                                               -----------  -----------  ------------   -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS..........     (498,213)    (463,678)    (578,282)    (1,516,925)
                                               -----------  -----------  ------------   -----------
CAPITAL SHARE TRANSACTIONS (a)
  Sale of shares.............................    3,364,950   26,014,466    8,661,580      4,984,738
  Reinvestment of distributions..............      499,587      464,753      579,726      1,522,252
  Redemption of shares.......................     (779,711)    (243,189)    (471,118)      (284,927)
                                               -----------  -----------  ------------   -----------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS...............................    3,084,826   26,236,030    8,770,188      6,222,063
                                               -----------  -----------  ------------   -----------
NET INCREASE IN NET ASSETS...................    3,270,210   30,473,012   11,180,139      5,391,165
                                               -----------  -----------  ------------   -----------
NET ASSETS -- DECEMBER 31, 1997 (I)..........    9,228,998   39,888,248   21,763,524     11,481,832
                                               -----------  -----------  ------------   -----------

OPERATIONS
  Net investment income......................      872,408      930,041      238,387         39,314
  Net realized gain (loss) on investments
  sold.......................................      227,141      124,787      (89,369)    (3,079,073)
  Net change in unrealized appreciation on
  investments................................      208,640    9,270,806    4,222,047      1,006,437
                                               -----------  -----------  ------------   -----------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS..................    1,308,189   10,325,634    4,371,065     (2,033,322)
                                               -----------  -----------  ------------   -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income......................     (867,581)    (932,147)    (239,000)       (39,617)
  Net realized gain on investments...........     (232,217)    (124,789)           -              -
                                               -----------  -----------  ------------   -----------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS..........   (1,099,798)  (1,056,936)    (239,000)       (39,617)
                                               -----------  -----------  ------------   -----------
CAPITAL SHARE TRANSACTIONS (b)
  Sale of shares.............................   12,671,207   37,717,863   11,482,359      6,332,722
  Reinvestment of distributions..............    1,099,798    1,056,936      239,000         39,617
  Redemption of shares.......................   (1,009,523)  (1,863,014)  (1,800,952)    (2,486,453)
                                               -----------  -----------  ------------   -----------
NET INCREASE IN NET ASSETS FROM CAPITAL SHARE
  TRANSACTIONS...............................   12,761,482   36,911,785    9,920,407      3,885,886
                                               -----------  -----------  ------------   -----------
NET INCREASE IN NET ASSETS...................   12,969,873   46,180,483   14,052,472      1,812,947
                                               -----------  -----------  ------------   -----------
NET ASSETS -- DECEMBER 31, 1998 (II).........  $22,198,871  $86,068,731  $35,815,996    $13,294,779
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------

(I) Includes undistributed (distributions in
  excess of) net investment income of........  $      (422) $        90  $       156    $        32
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------
(II) Includes undistributed (distributions in
  excess of) net investment income of........  $     4,800  $         -  $         -    $         -
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------

(a)  Shares Issued (Redeemed) - For the Year
  Ended December 31, 1997
    Sale of shares...........................      304,026    2,037,173      518,411        343,812
    Reinvestment of distributions............       45,212       34,503       34,243        124,571
    Redemption of shares.....................      (70,814)     (19,482)     (28,590)       (20,356)
                                               -----------  -----------  ------------   -----------
      Net increase in shares outstanding.....      278,424    2,052,194      524,064        448,027
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------

(b)  Shares Issued (Redeemed) - For the Year
  Ended December 31, 1998
    Sale of shares...........................    1,091,411    2,522,285      622,388        515,865
    Reinvestment of distributions............       95,885       66,058       11,998          3,641
    Redemption of shares.....................      (85,838)    (124,465)     (97,280)      (197,147)
                                               -----------  -----------  ------------   -----------
      Net increase in shares outstanding.....    1,101,458    2,463,878      537,106        322,359
                                               -----------  -----------  ------------   -----------
                                               -----------  -----------  ------------   -----------

See Notes to Financial Statements

 FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                         DISTRIBUTIONS
                                                        NET REALIZED                       FROM NET
                           BEGINNING                        AND           DIVIDENDS        REALIZED                        ENDING
                           NET ASSET       NET           UNREALIZED        FROM NET          GAINS                        NET ASSET
                             VALUE     INVESTMENT      GAIN (LOSS) ON     INVESTMENT          ON           RETURN OF      VALUE PER
                           PER SHARE     INCOME         INVESTMENTS         INCOME        INVESTMENTS       CAPITAL         SHARE
                           ---------   -----------     --------------     ----------     -------------     ----------     ---------
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FUND
  January 1, 1998 to
    December 31, 1998....  $11.06         $0.48            $ 0.53           $(0.47)         $(0.13)          $    -        $11.47
  January 1, 1997 to
    December 31, 1997....   10.72          0.56              0.41            (0.56)          (0.07)               -         11.06
  January 1, 1996 to
    December 31, 1996....   10.98          0.50             (0.24)           (0.50)          (0.02)               -         10.72
  January 1, 1995 to
    December 31, 1995....    9.95          0.33              1.36            (0.66)              -                -         10.98
  June 1, 1994(a) to
    December 31, 1994....   10.00          0.33             (0.38)               -               -                -          9.95
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME EQUITY FUND
  January 1, 1998 to
    December 31, 1998....   13.68          0.18              2.34            (0.18)          (0.02)               -         16.00
  January 1, 1997 to
    December 31, 1997....   10.91          0.14              2.79            (0.14)          (0.02)               -         13.68
  May 6, 1996(a) to
    December 31, 1996....   10.00          0.08              0.92            (0.08)          (0.01)               -         10.91
-----------------------------------------------------------------------------------------------------------------------------------
 VALUGROWTH STOCK FUND
  January 1, 1998 to
    December 31, 1998....   17.26          0.13              2.66            (0.13)              -                -         19.92
  January 1, 1997 to
    December 31, 1997....   14.36          0.11              3.26            (0.11)          (0.32)           (0.04)        17.26
  January 1, 1996 to
    December 31, 1996....   12.04          0.11              2.32            (0.11)              -                -         14.36
  January 1, 1995 to
    December 31, 1995....    9.81          0.07              2.30            (0.14)              -                -         12.04
  June 1, 1994(a) to
    December 31, 1994....   10.00          0.07             (0.26)               -               -                -          9.81
-----------------------------------------------------------------------------------------------------------------------------------
 SMALL COMPANY STOCK FUND
  January 1, 1998 to
    December 31, 1998....   12.77          0.03             (1.89)           (0.03)              -                -         10.88
  January 1, 1997 to
    December 31, 1997....   13.50          0.01              1.24            (0.01)          (1.59)           (0.38)        12.77
  January 1, 1996 to
    December 31, 1996....   11.21          0.02              3.51            (0.02)          (1.22)               -         13.50
  May 1, 1995(a) to
    December 31, 1995....   10.00          0.06              1.54            (0.06)          (0.33)               -         11.21

(a)  Commencement of operations.
(b) Total return does not reflect any separate account charges under variable annuity contracts or life insurance policies.
(c)  Annualized.

See Notes to Financial Statements

                        SELECTED DATA FOR A SHARE OUTSTANDING DURING THE PERIODS
--------------------------------------------------------------------------------

                                   RATIOS TO AVERAGE                                      NET ASSETS
                                       NET ASSETS                                             AT
                             ------------------------------                                 END OF
                                                     NET                    PORTFOLIO       PERIOD
                              NET       GROSS      INVESTMENT    TOTAL      TURNOVER        (000'S
                             EXPENSES   EXPENSES    INCOME      RETURN(b)     RATE         OMITTED)
                             ------     ------     --------     -------     --------     ------------
-----------------------------------------------------------------------------------------------------
 INCOME FUND
  January 1, 1998 to
    December 31, 1998....     0.60%      1.33%       5.83%        9.12%      122.86%         $22,199
  January 1, 1997 to
    December 31, 1997....     0.60%      1.97%       6.00%        9.08%      179.37%           9,229
  January 1, 1996 to
    December 31, 1996....     0.60%      2.52%       6.05%        2.37%      125.23%           5,959
  January 1, 1995 to
    December 31, 1995....     0.60%      4.67%       6.33%       17.08%       54.04%           3,090
  June 1, 1994(a) to
    December 31, 1994....     0.60%(c)   9.31%(c)    6.45%(c)    (0.50%)      52.61%           1,255
-----------------------------------------------------------------------------------------------------
 INCOME EQUITY FUND
  January 1, 1998 to
    December 31, 1998....     0.80%      1.10%       1.47%       18.42%        1.58%          86,069
  January 1, 1997 to
    December 31, 1997....     0.80%      1.34%       1.85%       26.90%        2.85%          39,888
  May 6, 1996(a) to
    December 31, 1996....     0.80%(c)   2.51%(c)    2.31%(c)     9.95%        4.20%           9,415
-----------------------------------------------------------------------------------------------------
 VALUGROWTH STOCK FUND
  January 1, 1998 to
    December 31, 1998....     0.80%      1.25%       0.81%       16.18%       16.94%          35,816
  January 1, 1997 to
    December 31, 1997....     0.80%      1.50%       0.87%       23.56%       34.58%          21,764
  January 1, 1996 to
    December 31, 1996....     0.80%      2.02%       1.08%       20.21%       37.57%          10,583
  January 1, 1995 to
    December 31, 1995....     0.80%      3.81%       1.24%       24.15%       25.44%           4,793
  June 1, 1994(a) to
    December 31, 1994....     0.80%(c)   8.00%(c)    1.67%(c)    (1.90%)      16.77%           1,910
-----------------------------------------------------------------------------------------------------
 SMALL COMPANY STOCK FUND
  January 1, 1998 to
    December 31, 1998....     0.80%      1.51%       0.31%      (14.47%)     135.30%          13,295
  January 1, 1997 to
    December 31, 1997....     0.80%      1.88%       0.07%        9.87%      208.95%          11,482
  January 1, 1996 to
    December 31, 1996....     0.80%      2.82%       0.16%       31.47%      194.87%           6,091
  May 1, 1995(a) to
    December 31, 1995....     0.80%(c)   5.38%(c)    1.02%(c)    15.95%       51.16%           2,027

(a)  Commencement of operations.
(b) Total return does not reflect any separate account charges under variable annuity contracts or life insurance policies.
(c)  Annualized.

See Notes to Financial Statements

 NOTES TO FINANCIAL STATEMENTS                                 DECEMBER 31, 1998

--------------------------------------------------------------------------------

 NOTE 1. ORGANIZATION

Norwest Select Funds (the "Trust") was organized as a Delaware business trust on December 7, 1993, and is registered as an open-end management investment company under the Investment Company Act of 1940. The Trust currently has four diversified investment portfolios (each a "Fund" and, collectively, the "Funds"). Income Fund (renamed from Intermediate Bond Fund on May 1, 1998) and ValuGrowth Stock Fund commenced operations on June 1, 1994. Small Company Stock Fund commenced operations on May 1, 1995. Income Equity Fund commenced operations on May 6, 1996.

Shares of the Trust's Funds may be sold only to separate accounts of insurance companies to serve as an investment medium for variable life insurance policies and variable annuity contracts issued by the insurance companies.

The Trust Instrument authorizes the issuance of an unlimited number of shares of beneficial interest without par value.

 NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual results could differ from those estimates. The following summarizes the significant accounting policies of the
Funds:

SECURITY VALUATION--Short-term securities that mature in sixty days or less are valued at amortized cost. Equity securities for which market quotations are readily available are valued using the last reported sales price (prior to the time assets are valued) provided by independent pricing services. If no sales are reported, the mean of the last bid and asked price is used. Fixed income securities and other securities for which market quotations are readily available are valued at the mean of the last bid and asked price provided by independent pricing services. If no mean price is available, the last bid price is used. In the absence of readily available market quotations, securities are valued at fair value determined in accordance with procedures adopted by the Board of Trustees.

INVESTMENT INCOME--Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned.

PREMIUM AMORTIZATION AND DISCOUNT ACCRETION--Fixed income investments with a maturity greater than sixty days and purchased at a premium or discount are not amortized or accreted.

DISTRIBUTIONS TO SHAREHOLDERS--Dividends from net investment income and capital gain distributions, if any, are distributed to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by a Fund.

FEDERAL TAXES--Each Fund intends to qualify, and continue to qualify, each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a federal income or excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION--The Trust accounts separately for the assets and liabilities and operations of each Fund. Expenses that are attributable to more than one Fund are allocated among the respective Funds.

REALIZED GAIN AND LOSS--Security transactions are recorded on the trade date. Identified cost of investments sold is used to determine realized gains and losses for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS--Each Fund may transfer uninvested cash balances into a joint trading account. These balances are invested in one or more repurchase agreements. The Funds, through their custodian, receive delivery of the collateral, whose market value must always equal or exceed the repurchase price. The investment adviser is responsible for determining the value of the collateral at all times. In the event of default, a Fund may have difficulties with the disposition of such collateral.

ORGANIZATION COSTS--The costs incurred by certain Funds in connection with their organization and registration of shares have been capitalized and are being amortized using the straight line method over a five-year period beginning with the commencement of the respective Fund's operations.

 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISER--The investment adviser to each Fund is Norwest Investment Management, Inc. ("Adviser"), a wholly owned subsidiary of Norwest Bank Minnesota, N.A. ("Norwest"), which is a subsidiary of Wells Fargo & Company. The Adviser receives an annual advisory fee from each Fund based on a percentage of average daily net assets of the respective Fund at the following annual rates:
Income Fund -- 0.60%; Income Equity Fund, ValuGrowth Stock Fund, and Small Company Stock Fund -- 0.80%.

 NOTES TO FINANCIAL STATEMENTS  (CONTINUED)                    DECEMBER 31, 1998

--------------------------------------------------------------------------------

 3. ADVISORY, SERVICING FEES AND OTHER TRANSACTIONS WITH AFFILIATES (CONTINUED)

INVESTMENT SUBADVISER--To assist the Adviser in carrying out its obligations under the investment advisory agreement with respect to Small Company Stock Fund, Crestone Capital Management, Inc. ("Crestone"), an investment advisory subsidiary of Norwest, acts as investment subadviser. The fee paid by the Adviser to Crestone does not increase the amount paid by the Fund to the Adviser.

ADMINISTRATOR, MANAGER AND OTHER SERVICES--Forum Financial Services, Inc. ("FFSI") supervises the overall management of the Trust other than investment advisory services. FFSI is entitled to receive an annual fee of 0.05% of the average daily net assets of each Fund. Forum Administrative Services, LLC ("FAdS") is the administrator to the Trust and receives a fee at an annual rate of 0.05% of the average daily net assets of each Fund.

Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Funds. For these services, FAcS is entitled to receive a fee of $36,000 per year, per Fund, plus certain amounts based upon the number and types of portfolio transactions within each Fund.

Norwest serves as the Trust's transfer agent, dividend disbursing agent and custodian. For these services, Norwest is entitled to receive a fee at an annual rate of 0.10% of the average daily net assets of each Fund.

 NOTE 4. SECURITIES TRANSACTIONS

The cost of securities purchased and the proceeds from sales of securities (including maturities and excluding short-term securities) for the year ended December 31, 1998, were as follows:

FUND                                                                                      COST OF PURCHASES  PROCEEDS FROM SALES
----------------------------------------------------------------------------------------  -----------------  -------------------
Income Fund.............................................................................     $30,184,612         $17,944,216
Income Equity Fund......................................................................      36,385,708             957,051
ValuGrowth Stock Fund...................................................................      13,087,637           4,563,209
Small Company Stock Fund................................................................      19,348,021          15,600,515

For federal income tax purposes, the tax cost of investment securities owned, the aggregate gross unrealized appreciation and the aggregate gross unrealized depreciation and the capital loss carryovers (which expire in 2006) available to offset future capital gains as of December 31, 1998, were as follows:

                                                          UNREALIZED    UNREALIZED   NET UNREALIZED               CAPITAL LOSS
FUND                                                     APPRECIATION  DEPRECIATION   APPRECIATION    TAX COST     CARRYOVERS
-------------------------------------------------------  ------------  ------------  --------------  -----------  ------------
Income Fund............................................   $  482,440    $   75,960    $    406,480   $21,430,405   $       --
Income Equity Fund.....................................   16,515,161     2,504,732      14,010,429    72,395,712           --
ValuGrowth Stock Fund..................................   11,168,767     2,527,010       8,641,757    27,230,157      147,807
Small Company Stock Fund...............................    2,006,661       550,612       1,456,049    11,573,032    3,248,573

 NOTE 5. VOLUNTARY FEE WAIVERS AND EXPENSE REIMBURSEMENTS

For the year ended December 31, 1998, the Trust's service providers voluntarily waived and/or reimbursed a portion of certain fees or reimbursed certain expenses incurred by the Funds as follows:

                                                                          FEES WAIVED AND REIMBURSED
                                                              --------------------------------------------------
                                                               CUSTODIAN AND
FUND                                                          TRANSFER AGENT     ADVISER      FADS       FFSI
------------------------------------------------------------  ---------------  -----------  ---------  ---------
Income Fund.................................................     $  14,962      $  79,229   $   7,481  $   7,481
Income Equity Fund..........................................        63,430         66,982      31,715     31,715
ValuGrowth Stock Fund.......................................        29,288         72,118      14,645     14,645
Small Company Stock Fund....................................        12,739         65,543       6,370      6,370


                                                              TOTAL FEES WAIVED AND
FUND                                                           EXPENSES REIMBURSED
------------------------------------------------------------  ---------------------
Income Fund.................................................        $ 109,153
Income Equity Fund..........................................          193,842
ValuGrowth Stock Fund.......................................          130,696
Small Company Stock Fund....................................           91,022

 NOTES TO FINANCIAL STATEMENTS  (CONCLUDED)                    DECEMBER 31, 1998

--------------------------------------------------------------------------------

 SUPPLEMENTAL INFORMATION (UNAUDITED)

Federal tax status of dividends declared per share during the fiscal year is as follows:

                                                                                                      LONG TERM
FUND                                                                                                CAPITAL GAIN
--------------------------------------------------------------------------------------------------  -------------
Income Fund.......................................................................................   $  0.016877
Income Equity Fund................................................................................      0.015441
ValuGrowth Stock Fund.............................................................................            --
Small Company Stock Fund..........................................................................            --

For federal income purposes, dividends from short term capital gain are classified as ordinary income. The percentage of qualifying dividends eligible for the corporate dividends received deduction for Income Equity Fund, ValueGrowth Stock Fund and Small Company Stock Fund is 100%.

 SCHEDULES OF INVESTMENTS                                      DECEMBER 31, 1998

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                               INCOME FUND
-----------------------------------------------------------------
CORPORATE BONDS & NOTES (41.7%)
     500,000    Alabama Power Co., 5.35%, 11/15/03        $       499,755
     200,000    AMBAC, Inc., 9.38%, 8/1/11                        267,250
     200,000    American Home Products Corp., 7.25%,
                  3/1/23                                          223,930
     400,000    Amoco Canada, 7.25%, 12/1/02                      428,020
     200,000    Atlantic Richfield Co., 9.00%, 4/1/21             263,224
     500,000    Case Corp., 6.25%, 12/1/03 (b)                    497,055
     500,000    CIT Group, Inc., 5.91%, 11/23/05                  503,325
     450,000    Clear Channel Communications, Inc.,
                  7.25%, 10/15/27                                 453,190
     200,000    Dillard Department Stores, Inc., 9.13%,
                  8/1/11                                          246,562
     500,000    Ford Motor Credit Co., 5.13%, 10/15/01            496,715
     185,000    General Electric Capital Corp., 7.88%,
                  12/1/06                                         213,483
     200,000    Gruma SA de CV, 7.63%, 10/15/07                   179,058
     125,000    Lehman Brothers Holdings, 6.63%,
                  12/27/02                                        125,494
     250,000    Merck & Co, Inc., 6.40%, 3/1/28                   267,272
     325,000    Morgan Stanley Dean Witter & Co., 6.75%,
                  1/1/16                                          339,079
     255,000    News America Holdings, 8.88%, 4/26/23             309,397
     350,000    Oracle Corp., 6.72%, 2/15/04                      364,189
     500,000    PNC Bank Corp., 6.50%, 5/1/08                     528,560
     400,000    Royal Caribbean Cruises, 7.25%, 8/15/06           410,036
     200,000    Tosco Corp., 7.80%, 1/1/27                        218,734
     500,000    Tyco International Ltd., 5.88%, 11/1/04
                  (b)                                             501,780
     500,000    Walt Disney Co., 5.25%, 12/1/03                   501,260
     500,000    Wisconsin Power & Light Co., 5.70%,
                  10/15/08                                        511,610
     250,000    Worldcom, Inc., 6.40%, 8/15/05                    259,227
     500,000    Yorkshire Power Finance, 6.15%, 2/25/03           502,920
                                                          ---------------
TOTAL CORPORATE BONDS & NOTES (COST $8,963,037)                 9,111,125
                                                          ---------------
FOREIGN BONDS & NOTES (U.S. DOLLAR DENOMINATED) (4.6%)
     500,000    Province of British Columbia, 5.38%,
                  10/29/08                                        498,265
     500,000    Province of Ontario, 5.50%, 10/1/08               501,825
                                                          ---------------
TOTAL FOREIGN BONDS & NOTES (COST $997,115)                     1,000,090
                                                          ---------------
GOVERNMENT AGENCY BONDS & NOTES (15.3%)
FEDERAL HOME LOAN BANK (3.2%)
     400,000    FHLB, 5.63%, 3/19/01                              406,556
     300,000    FHLB, 5.13%, 9/15/03                              300,534
                                                          ---------------
TOTAL FEDERAL HOME LOAN BANK (COST $704,393)                      707,090
                                                          ---------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (5.8%)
     300,000    FHLMC, 7.10%, 4/10/07                             335,097
     900,000    FHLMC, 5.75%, 4/15/08                             932,643
                                                          ---------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION
  (COST $1,217,575)                                             1,267,740
                                                          ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (3.9%)
     300,000    FNMA, 6.50%, 7/16/07                              324,150
     500,000    FNMA, 6.00%, 5/15/08                              528,940
                                                          ---------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION
  (COST $811,590)                                                 853,090
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
-----------------------------------------------------------------
                         INCOME FUND (continued)
-----------------------------------------------------------------

GOVERNMENT AGENCY BONDS & NOTES (continued)

TENNESSEE VALLEY AUTHORITY (2.4%)
     500,000    TVA, 6.00%, 3/15/13 (cost $524,090)       $       524,360
                                                          ---------------
TOTAL GOVERNMENT AGENCY BONDS & NOTES (COST $3,257,648)
                                                                3,352,280
                                                          ---------------
MORTGAGE BACKED SECURITIES (8.9%)
FEDERAL HOME LOAN MORTGAGE CORPORATION (3.3%)
     234,784    FHLMC, Pool D70924, 6.50%, 5/1/26                 236,691
     498,296    FHLMC, Pool E73249, 5.50%, 11/1/13                492,690
                                                          ---------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION (COST
  $719,332)                                                       729,381
                                                          ---------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (4.6%)
   1,008,875    FNMA, Pool 455607, 6.00%, 12/1/28 (cost
                  $998,944)                                       996,890
                                                          ---------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (1.0%)
     208,500    GNMA, Pool 445071, 7.50%, 1/15/27 (cost
                  $208,561)                                       215,147
                                                          ---------------
TOTAL MORTGAGE BACKED SECURITIES (COST $1,926,837)              1,941,418
                                                          ---------------
MUNICIPAL NOTES (1.0%)
     200,000    Denver, CO, City and County SD #1,
                  Educational Facilities, Revenue Bonds,
                  Taxable Pension, School Facilities
                  Lease, AMBAC insured, 6.49%, 12/15/02
                  (cost $200,000)                                 207,998
                                                          ---------------
U.S. TREASURY OBLIGATIONS (26.8%)
U.S. TREASURY BONDS (5.3%)
     200,000    11.25%, 2/15/15                                   330,612
     300,000    8.88%, 2/15/19                                    427,392
     300,000    8.00%, 11/15/21                                   401,205
                                                          ---------------
TOTAL U.S. TREASURY BONDS (COST $1,123,953)                     1,159,209
                                                          ---------------
U.S. TREASURY NOTES (21.5%)
     400,000    7.88%, 8/15/01                                    431,788
     400,000    7.50% 11/15/01                                    430,632
     300,000    7.88%,11/15/04                                    347,619
     700,000    10.75%, 8/15/05                                   934,052
     700,000    7.00%, 7/15/06                                    799,190
     400,000    6.63%, 5/15/07                                    450,936
     650,000    6.13%, 8/15/07                                    711,581
     500,000    6.63%, 2/15/27                                    590,475
                                                          ---------------
TOTAL U.S. TREASURY NOTES (COST $4,588,276)                     4,696,273
                                                          ---------------
TOTAL U.S. TREASURY OBLIGATIONS (COST $5,712,229)               5,855,482
                                                          ---------------
SHORT-TERM HOLDINGS (1.7%)
     368,492    Norwest Cash Investment Fund (cost
                  $368,492)                                       368,492
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $21,425,358)             $    21,836,885
                                                          ---------------
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

--------------------------------------------------------------------------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                           INCOME EQUITY FUND
-----------------------------------------------------------------
COMMON STOCK (96.5%)
BASIC MATERIALS (5.2%)
      34,030    Du Pont (E.I.) de Nemours & Co.           $     1,805,717
      19,750    Minnesota Mining & Manufacturing Co.            1,404,719
      53,520    Morton International, Inc.                      1,311,240
                                                          ---------------

                                                                4,521,676
                                                          ---------------
CAPITAL GOODS (9.4%)
      23,890    Emerson Electric Co.                            1,494,618
      20,520    General Electric Co.                            2,094,323
      23,030    Honeywell, Inc.                                 1,734,447
      14,170    United Technologies Corp.                       1,540,988
      26,359    Waste Management, Inc.                          1,228,987
                                                          ---------------

                                                                8,093,363
                                                          ---------------
CONSUMER CYCLICAL (9.9%)
      38,930    Dayton Hudson Corp.                             2,111,953
      19,580    Deluxe Corp.                                      715,894
      22,805    Eastman Kodak Co.                               1,641,960
      27,365    J.C. Penney Co., Inc.                           1,282,734
      29,385    May Department Stores Co.                       1,774,119
      23,740    Sears, Roebuck & Co.                            1,008,950
                                                          ---------------

                                                                8,535,610
                                                          ---------------
CONSUMER STAPLES (25.0%)
      38,120    American Home Products Corp.                    2,146,633
      70,410    Fortune Brands, Inc.                            2,226,716
      20,830    Johnson & Johnson                               1,747,116
      22,700    McDonald's Corp.                                1,739,388
      12,190    Merck & Co., Inc.                               1,800,311
      63,870    PepsiCo, Inc.                                   2,614,678
      21,100    Pfizer, Inc.                                    2,646,731
      50,350    Philip Morris Cos., Inc.                        2,693,725
      21,620    Procter & Gamble Co.                            1,974,176
      69,790    Sara Lee Corp.                                  1,967,206
                                                          ---------------
                                                               21,556,680
                                                          ---------------
ENERGY (8.5%)
      22,030    Atlantic Richfield Co.                          1,437,458
      18,365    Chevron Corp.                                   1,523,147
      20,160    Exxon Corp.                                     1,474,200
      14,920    Mobil Corp.                                     1,299,905
      16,420    Royal Dutch Petroleum Co., ADR                    786,108
      18,260    Schlumberger Ltd.                                 842,243
                                                          ---------------

                                                                7,363,061
                                                          ---------------

 FACE/SHARE                     SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
-----------------------------------------------------------------
                     INCOME EQUITY FUND (continued)
-----------------------------------------------------------------

COMMON STOCK (continued)

FINANCIAL (13.7%)
      16,640    American Express Co.                      $     1,701,440
      27,040    American General Corp.                          2,109,120
      62,750    Dun & Bradstreet Corp.                          1,980,547
      16,235    J.P. Morgan & Co., Inc.                         1,705,690
      20,376    St. Paul Cos., Inc.                               708,066
      18,410    Transamerica Corp.                              2,126,355
      43,430    U.S. Bancorp                                    1,541,765
                                                          ---------------

                                                               11,872,983
                                                          ---------------
TECHNOLOGY (13.0%)
      61,003    AMP, Inc.                                       3,175,969
      42,260    Hewlett-Packard Co.                             2,886,886
      25,170    IMS Health, Inc.                                1,898,762
      29,850    Lucent Technologies, Inc.                       3,283,500
                                                          ---------------

                                                               11,245,117
                                                          ---------------
UTILITIES & TELECOMMUNICATIONS (11.8%)
      44,505    AT&T Corp.                                      3,349,001
      20,060    Consolidated Natural Gas Co.                    1,083,240
      30,480    GTE Corp.                                       2,055,495
      32,650    Pacific Gas & Electric Co.                      1,028,475
      27,030    Public Service Enterprise Group, Inc.           1,081,200
      34,000    Texas Utilities Co.                             1,587,375
                                                          ---------------

                                                               10,184,786
                                                          ---------------

TOTAL COMMON STOCK (COST $69,362,790)                          83,373,276
                                                          ---------------
REPURCHASE AGREEMENTS (3.5%)
   3,032,865    NationsBanc Montgomery Securities, Inc.,
                  5.15%, due 1/4/99, to be repurchased
                  at $3,034,600 (Collateralized by FNMA,
                  6.00%, 10/1/13, market value
                  $3,158,603) (cost $3,032,865)                 3,032,865
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $72,395,655)             $    86,406,141
                                                          ---------------
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements

 SCHEDULES OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1998

--------------------------------------------------------------------------------

    SHARE                       SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                          VALUGROWTH STOCK FUND
-----------------------------------------------------------------
COMMON STOCK (91.5%)
BASIC MATERIALS (4.5%)
       6,000    Du Pont (E.I.) de Nemours & Co.           $       318,375
      15,500    Ecolab, Inc.                                      560,906
       6,100    Monsanto Co.                                      289,750
      10,600    Newell Co.                                        437,250
                                                          ---------------
                                                                1,606,281
                                                          ---------------
CAPITAL GOODS (5.1%)
       6,600    Emerson Electric Co.                              412,913
       5,600    General Electric Co.                              571,550
       6,600    Honeywell, Inc.                                   497,063
       5,100    Philips Electronics NV                            345,206
                                                          ---------------
                                                                1,826,732
                                                          ---------------
CONSUMER CYCLICAL (11.9%)
      14,800    Billing Information Concepts (a)                  162,800
       6,000    Black & Decker Corp.                              336,375
      13,400    Borders Group, Inc. (a)                           334,163
       5,200    Callaway Golf Co.                                  53,300
       8,500    Consolidated Stores Corp. (a)                     171,594
       4,400    Gartner Group, Inc. (a)                            93,500
      30,200    Gentex Corp. (a)                                  604,000
      13,000    IKON Office Solutions, Inc.                       111,313
      13,100    Mattel, Inc.                                      298,844
       6,800    May Department Stores Co.                         410,550
       3,900    National Data Corp.                               189,881
       6,100    Sears, Roebuck & Co.                              259,250
       9,600    Wal-Mart Stores, Inc.                             781,800
      15,300    Walt Disney Co.                                   459,000
                                                          ---------------
                                                                4,266,370
                                                          ---------------
CONSUMER STAPLES (20.0%)
      11,000    American Home Products Corp.                      619,436
       9,300    Baxter International, Inc.                        598,106
      15,400    Becton, Dickinson & Co.                           657,387
       5,400    Bristol-Myers Squibb Co.                          722,588
       4,400    Coca-Cola Co.                                     294,250
       8,968    Gillette Co.                                      433,267
       3,300    Guidant Corp.                                     363,825
      23,300    International Home Foods, Inc. (a)                393,188
       6,200    Johnson & Johnson                                 520,025
       7,200    Medtronic, Inc.                                   534,600
       4,700    Merck & Co., Inc.                                 694,131
      11,700    PepsiCo, Inc.                                     478,969
       5,200    Procter & Gamble Co.                              474,825
       6,400    Watson Pharmaceuticals, Inc. (a)                  402,400
                                                          ---------------
                                                                7,186,997
                                                          ---------------
ENERGY (3.7%)
       4,000    Chevron Corp.                                     331,750
       5,000    Mobil Corp.                                       435,625
       5,400    Royal Dutch Petroleum Co.                         258,525
       6,600    Schlumberger, Ltd.                                304,425
                                                          ---------------
                                                                1,330,325
                                                          ---------------
FINANCIAL (16.2%)
       9,600    Allstate Corp.                                    370,800
       6,525    American International Group, Inc.                630,478

    SHARE                       SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
-----------------------------------------------------------------
                    VALUGROWTH STOCK FUND (continued)
-----------------------------------------------------------------

COMMON STOCK (continued)
FINANCIAL (continued)

       7,015    BankAmerica Corp.                         $       421,777
       5,400    Bank One Corp.                                    275,737
       6,000    Chase Manhattan Corp.                             408,375
       5,000    Chubb Corp.                                       324,375
      16,909    Equity Office Properties Trust                    405,816
       8,600    Federal National Mortgage Association             636,400
       7,500    First Union Corp.                                 456,094
       7,500    Franklin Resources, Inc.                          240,000
       9,300    H & R Block, Inc.                                 418,500
      21,000    Patriot American Hospitality, Inc.                126,000
       7,600    State Street Corp.                                528,675
       6,825    SunAmerica, Inc.                                  553,678
                                                          ---------------
                                                                5,796,705
                                                          ---------------
TECHNOLOGY (23.0%)
      16,100    American Power Conversion Corp. (a)               779,844
       6,600    Cerner Corp. (a)                                  176,550
       3,200    CIENA Corp. (a)                                    46,800
       9,787    Cisco Systems, Inc. (a)                           908,356
      18,200    Compaq Computer Corp.                             763,262
       8,850    Computer Associates International, Inc.           377,231
      27,200    Electronics for Imaging, Inc. (a)               1,093,100
      10,200    EMC Corp. (a)                                     867,000
       4,100    HNC Software, Inc. (a)                            165,794
       5,700    Intel Corp.                                       675,806
       4,400    Jabil Circuit, Inc. (a)                           328,350
       8,600    Legato Systems, Inc. (a)                          567,063
       2,400    Microsoft Corp. (a)                               332,850
      10,000    Parametric Technology Corp. (a)                   163,750
       3,000    Sun Microsystems, Inc. (a)                        256,875
      11,850    Thermo Electron Corp. (a)                         200,709
       4,700    Xerox Corp.                                       554,600
                                                          ---------------
                                                                8,257,940
                                                          ---------------
TRANSPORTATION (3.3%)
      14,100    Carnival Corp.                                    676,800
      13,400    CNF Transportation, Inc.                          503,338
                                                          ---------------
                                                                1,180,138
                                                          ---------------
UTILITIES & TELECOMMUNICATIONS (3.8%)
      10,000    CellStar Corp. (a)                                 68,125
      10,100    Consolidated Natural Gas Co.                      545,400
       9,400    Telefonaktiebolaget LM Ericsson, Series
                  B ADR                                           225,013
      11,100    Texas Utilities Co.                               518,231
                                                          ---------------
                                                                1,356,769
                                                          ---------------
TOTAL COMMON STOCK (COST $24,170,178)                          32,808,257
                                                          ---------------
SHORT TERM HOLDINGS (8.5%)
   1,470,334    Dreyfus Cash Management Fund                    1,470,334
   1,593,323    Institutional Funds Group Fund                  1,593,323
                                                          ---------------
TOTAL SHORT TERM HOLDINGS (COST $3,063,657)                     3,063,657
                                                          ---------------
TOTAL INVESTMENTS (100.0%) (COST $27,233,835)             $    35,871,914
                                                          ---------------
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements

 SCHEDULES OF INVESTMENTS (CONCLUDED)                          DECEMBER 31, 1998

--------------------------------------------------------------------------------

    SHARE                       SECURITY
   AMOUNT                     DESCRIPTION                      VALUE

-----------------------------------------------------------------
                        SMALL COMPANY STOCK FUND
-----------------------------------------------------------------
COMMON STOCK (95.2%)
BASIC MATERIALS (0.7%)
       3,200    Corn Products International, Inc.         $        97,200
                                                          ---------------
CAPITAL GOODS (4.9%)
       8,675    Brooks Automation, Inc. (a)                       126,872
       3,550    MasTec, Inc. (a)                                   74,550
       3,100    MotivePower Industries (a)                         99,781
       6,050    United Stationers, Inc. (a)                       157,300
       4,600    VWR Scientific Corp. (a)                           79,925
       3,525    Zebra Technologies Corp. (a)                      101,344
                                                          ---------------
                                                                  639,772
                                                          ---------------
COMMUNICATIONS (2.3%)
       8,200    COMSAT Corp.                                      295,200
                                                          ---------------
CONSUMER CYCLICAL (26.5%)
       3,500    CEC Entertainment, Inc. (a)                        97,125
       4,785    CKE Restaurants, Inc.                             140,858
      10,300    Central Garden & Pet Co. (a)                      148,063
       6,875    Family Golf Centers, Inc. (a)                     135,781
      10,500    Guitar Center, Inc. (a)                           258,563
       3,400    Harman International Industries, Inc.             129,625
      12,825    Keystone Automotive Industies, Inc. (a)           268,523
      16,350    Musicland Stores Corp. (a)                        244,228
       2,575    National Data Corp.                               125,370
       8,925    Pep Boys - Manny, Moe & Jack                      140,011
      12,100    Rainforest Cafe, Inc. (a)                          73,356
      15,000    SCP Pool Corp. (a)                                226,875
       3,500    Sodak Gaming, Inc. (a)                             29,094
      15,050    Stericycle, Inc. (a)                              242,681
      10,375    Sykes Enterprises, Inc. (a)                       316,438
      16,175    Tetra Tech, Inc. (a)                              437,736
       8,475    Valassis Communications, Inc. (a)                 437,522
                                                          ---------------
                                                                3,451,849
                                                          ---------------
CONSUMER STAPLES (19.3%)
      10,800    ACNielsen Corp. (a)                               305,100
      17,625    Foodmaker, Inc. (a)                               388,852
       7,500    Fresh Del Monte Produce, Inc. (a)                 162,656
       4,100    Henry Schein, Inc. (a)                            183,475
      14,750    Ivex Packaging Corp. (a)                          342,938
      10,225    Michael Foods, Inc.                               306,750
      10,400    Oshkosh B'Gosh, Inc.                              209,950
       4,850    QuadraMed Corp. (a)                                99,425
      11,900    Rayovac Corp.                                     317,581
       7,500    True North Communications, Inc.                   201,563
                                                          ---------------
                                                                2,518,290
                                                          ---------------
ENERGY (1.5%)
      10,275    Basin Exploration, Inc. (a)                       129,080
      10,500    Ocean Energy, Inc. (a)                             66,281
                                                          ---------------
                                                                  195,361
                                                          ---------------

    SHARE                       SECURITY
   AMOUNT                     DESCRIPTION                      VALUE
-----------------------------------------------------------------
                  SMALL COMPANY STOCK FUND (continued)
-----------------------------------------------------------------

COMMON STOCK (continued)

FINANCIAL (14.5%)
       5,675    BancWest Corp.                            $       272,400
      23,925    Cash America International, Inc.                  363,361
       5,275    Commercial Federal Corp.                          122,314
       9,575    Downey Financial Corp.                            243,564
       4,898    FelCor Lodging Trust, Inc.                        112,960
       5,000    GBC Bancorp                                       128,750
       8,275    HCC Insurance Holdings, Inc.                      145,847
      12,600    Sunstone Hotel Investors, Inc.                    118,913
       6,250    Webster Financial Corp.                           171,484
       5,620    Westamerica Bancorp.                              206,535
                                                          ---------------

                                                                1,886,128
                                                          ---------------
HEALTH CARE (8.1%)
      11,700    American Retirement Corp. (a)                     183,544
       5,375    Barr Laboratories, Inc. (a)                       258,000
      11,075    Maxxim Medical, Inc (a)                           329,481
      22,600    PhyCor, Inc. (a)                                  153,963
       3,325    Trigon Healthcare, Inc. (a)                       124,064
                                                          ---------------

                                                                1,049,052
                                                          ---------------
TECHNOLOGY (11.5%)
       7,650    Acxiom Corp. (a)                                  237,150
       1,425    Alpha Industries, Inc. (a)                         51,300
       9,700    Ciber, Inc. (a)                                   271,021
       3,800    Cohu, Inc.                                         83,600
       4,050    Computer Task Group, Inc.                         109,856
       7,300    HBO & Co.                                         209,419
      10,275    International Telecommunication Data
                  Systems, Inc. (a)                               151,556
       2,000    SDL, Inc. (a)                                      79,250
       5,150    Smart Modular Technologies, Inc. (a)              142,912
      11,825    Systems & Computers Technology Corp. (a)          162,594
                                                          ---------------

                                                                1,498,658
                                                          ---------------
TRANSPORTATION (1.1%)
       5,250    Swift Transportation Co., Inc.(a)                 147,164
                                                          ---------------
UTILITIES (4.8%)
       7,000    AGL Resources, Inc.                               161,437
       2,750    CILCORP, Inc.                                     168,266
      17,375    El Paso Electric Co. (a)                          152,031
       3,900    Sierra Pacific Resources                          148,200
                                                          ---------------

                                                                  629,934
                                                          ---------------

TOTAL COMMON STOCK (COST $10,934,559)                          12,408,608
                                                          ---------------
SHORT-TERM HOLDINGS (4.8%)
     385,946    Fidelity Money Market Fund                        385,946
     234,527    Provident Money Market Fund                       234,527
                                                          ---------------

TOTAL SHORT-TERM HOLDINGS (COST $620,473)                         620,473
                                                          ---------------

TOTAL INVESTMENTS (100.0%) (COST $11,555,032)             $    13,029,081
                                                          ---------------
                                                          ---------------

See Notes to Schedules of Investments and Notes to Financial Statements

 NOTES TO SCHEDULES OF INVESTMENTS                             DECEMBER 31, 1998

--------------------------------------------------------------------------------

(a) Non-income producing security.

(b) Securities that may be resold to "qualified institutional buyers" under rule 144A or securities offered pursuant to 4(2) of the Securities Act of 1933, as amended.

                                  ABBREVIATIONS

ADR       American Depositary Receipts
AMBAC     American Municipal Bond Assurance Corporation
FHLB      Federal Home Loan Bank
FHLMC     Federal Home Loan Mortgage Corporation
FNMA      Federal National Mortgage Association
GNMA      Government National Mortgage Association
SD        School District
TVA       Tennessee Valley Authority

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